                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             09/2002 DISTRIBUTION REPORT

SERIES:  wamu 2002-ar2                                 WEIGHTED AVERAGE PC RATE:    4.54125%
POOL NUMBER:  Group 1 = 1813
____________________________________________________________________________________________

ISSUE DATE:  02/26/2002
CERTIFICATE BALANCE AT ISSUE:    $846,869,196.00

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                    1878                         $709,073,035.69
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                   $1,814,658.86
Unscheduled Principal Collection/Reversals                           $907,760.57
Liquidations-in-full                                      48      $17,866,876.46
Net principal Distributed                                         $20,589,295.89    ($20,589,295.89)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                       1830                         $688,483,739.80

SCHEDULED INTEREST AT MORTGAGE RATE:                               $3,316,681.44

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $628,174.83

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $23,277,802.50

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             09/2002 DISTRIBUTION REPORT

SERIES:  wamu 2002-ar2                                 WEIGHTED AVERAGE PC RATE:    4.54125%
POOL NUMBER:  Group 1 = 1813
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $20,589,295.89     $2,688,506.61             $0.00     $2,688,506.61             $0.00    $23,277,802.50

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard         $40,480,573.00             $0.00             $0.00             $0.00    $40,480,573.00
Bankruptcy Bond
   Single-Units           $100,000.00             $0.00             $0.00             $0.00       $100,000.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase    $16,835,758.00             $0.00             $0.00             $0.00    $16,835,758.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

  225     $77,647,033.24        19      $5,727,511.22         4      $1,369,226.16

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    3      $1,015,417.09         1        $295,562.09         0              $0.00

The Class Principal Balances of each Class of the Class B1, B2, B3, B4, B5, B6
Certificates immediately after the principal and interest distribution on
09/25/2002 are as follows:

                Class       Class Principal Balance
                B1                 $8,730,475.10
                B2                 $4,573,138.74
                B3                 $2,494,421.47
                B4                 $1,663,013.10
                B5                 $1,247,210.72
                B6                 $2,078,714.11
                              __________________
                Total             $20,786,973.24
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of August 31, 2002):

SERIES:  2002-ar2               POOL NUMBER:  Group 1 = 1813

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $688,483,739.80**       $84,023,915.62***       $77,647,033.24***
Number:                         2157                    246                     225
% of Pool:                    100.00%                 12.20%                  11.28%
(Dollars)
% of Pool:                    100.00%                 11.40%                  10.43%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:        $5,727,511.22***          $353,809.07***          $295,562.09***
Number:                          19                       1                       1
% of Pool:                    0.83%                    0.05%                   0.04%
(Dollars)
% of Pool:                    0.88%                    0.05%                   0.05%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all September 01, 2002 scheduled payments and August 01, 2002 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
August 31, 2002.

Trading Factor, calculated as of distribution date : 0.81297530.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including September 01, 2002, and unscheduled prepayments in months prior to September ) can be calculated.